Exhibit 10.2
                                                                  EXECUTION COPY


                 AMENDMENT NO. 1 to LOAN AND SECURITY AGREEMENT


     This AMENDMENT NO. 1, dated as of March 30, 2006 (this "Amendment"), to the Loan and Security Agreement, dated as of December 7, 2005 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), by and among C&D Technologies, Inc., a Delaware corporation ("Parent"), C&D Technologies Datel, Inc., a Delaware corporation ("Datel"), C&D Technologies (CPS) LLC, a Delaware limited liability company ("CPS, and together with Parent and Datel, each individually a "Borrower" and collectively, "Borrowers" as hereinafter further defined), C&D Charter Holdings, Inc., a Delaware corporation ("Charter"), C&D Dynamo Corp., a Delaware corporation ("Dynamo"), Dynamo Acquisition Corp., a Delaware corporation ("Acquisition"), C&D International Investment Holdings Inc., a Delaware corporation ("International") and Datel Holding Corporation, a Delaware corporation ("Datel Holding", and together with Charter, Dynamo, Acquisition and International, each individually a "Guarantor" and collectively, "Guarantors" as hereinafter further defined), the parties hereto from time to time as lenders, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a "Lender" and collectively, "Lenders" as hereinafter further defined) and Ableco Finance LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, "Agent"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Financing Agreement.

     WHEREAS, pursuant to the Loan Agreement referred to above, the Lenders have extended credit to the Borrowers consisting of a term loan in the original principal amount of $50,000,000; and

     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to, among other things, (a) modify certain definitions, and
(b) modify certain financial covenants, including, without limitation, permissible Leverage Ratios; and


     WHEREAS, the Agent and the Lenders are willing to amend the Loan Agreement subject to the terms and conditions contained herein.

     1. Definitions. All terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

     2. Change to Existing  Defined Term.  The following  definitions in Section
1.01 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

     "'Availability Block' shall mean $10,000,000; provided, that, the Availability Block shall be zero if as of December 31, 2006 (a) the Leverage Ratio shall be equal to or less than 3:00:1:00 and (b) no Default or Event of Default shall exist or have occurred and be continuing. Notwithstanding the foregoing, in no event shall the Availability Block be less than $10,000,000 prior to December 31, 2006."

     "'Excess Availability' shall mean the term "Excess Availability" as defined in the Working Capital Loan Agreement as in effect on the effective date of Amendment No.1 to this Agreement."

                          "'Interest Rate' shall mean,

     (i) as to Prime Rate Loans, a rate equal to the Prime Rate plus the Applicable Margin for Prime Rate Loans, and

     (ii) as to Eurodollar Rate Loans, a rate equal to the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Loans (in each case, based on the London Interbank Offered Rate applicable for the Interest Period selected by a Borrower, or by Administrative Borrower on behalf of such Borrower, as in effect two (2) Business Days prior to the commencement of the Interest Period whether such rate is higher or lower than any rate previously quoted to any Borrower or Guarantor).

     Notwithstanding anything to the contrary contained in this definition, the Interest Rate shall mean the percentage per annum set forth above plus (in each case) two (2%) percent per annum, at Agent's option, for the period (i) from and after the effective date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii) from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Agent. Notwithstanding anything to the contrary contained in this definition, if the Leverage Ratio of Parent and its Subsidiaries (on a consolidated basis) as of the last day of each calendar month commencing with the month ending February 28, 2006 is greater than 3.00:1.00, then the Interest Rate shall be increased by twenty-five hundredths (0.25%) percent until such Leverage Ratio is less than 3.00:1.00."

     3. Financial Covenants. Clause (b) of Section 9.17 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "Leverage Ratio. (i) Borrowers and Guarantors shall not permit, as of the last day of each calendar month ending February 28, 2006 through and including December 31, 2006, the Leverage Ratio of Parent and its Subsidiaries (on a consolidated basis) to be greater than the applicable ratio set forth below:

   Month Ending                                                  Leverage Ratio
 February 28, 2006 ........................................       3.90:1.00
 March 31, 2006 ...........................................       5.35:1.00
 April 30, 2006 ...........................................       5.35:1.00
 May 31, 2006 .............................................       5.75:1.00
 June 30, 2006 ............................................       5.90:1.00
 July 31, 2006 ............................................       5.90:1.00
 August 31, 2006 ..........................................       5.60:1.00
 September 30, 2006 .......................................       5.50:1.00
 October 31, 2006 .........................................       4.05:1.00
 November 30, 2006 ........................................       3.75:1.00
 December 31, 2006 ........................................       3.25:1:00

    (ii) After December 31, 2006, the Borrowers and Guarantors shall not permit, as of the last day of each calendar month, the Leverage Ratio of Parent and its Subsidiaries (on a consolidated basis) to be more than 3.00:1.00 as of the last day of any calendar month thereafter."

     4. Affirmative and Negative Covenants.

     (a) Section 9.9(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     "(i) Indebtedness of any Borrowers evidenced by or arising under the Convertible Note Indenture as in effect on the date hereof, provided, that:

     (i) the aggregate principal amount of such Indebtedness shall not exceed $75,000,000, less the aggregate amount of all repayments, repurchases or redemptions thereof from and after such date, whether optional or mandatory, plus interest thereon at any of the applicable rates provided in the Convertible
Note Indenture and/or in the Registration Rights Agreement executed in connection with the Convertible Note Indenture, each as in effect on the date hereof;

     (ii) Agent shall have received a true, correct and complete copy of the Convertible Note Indenture as in effect on the day hereof;

     (iii) such Indebtedness is and shall remain unsecured;

     (iv) Borrowers and Guarantors shall not, directly or indirectly, make, or be required to make, any payments in respect of such Indebtedness, except, that, Borrowers may make regularly scheduled payments of interest and fees, on an unaccelerated basis, in respect of such Indebtedness in accordance with the terms of the Convertible Note Indenture and/or in the Registration Rights Agreement as in effect on the date hereof; and

     (v) Borrowers shall not , directly or indirectly, (A) amend, modify, alter or change any of the material terms of such Indebtedness or of any of the Convertible Note Indenture as in effect on the date hereof, except, that, Borrowers may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or to make the provisions thereof less restrictive or burdensome than the terms or conditions of the Convertible Note Indenture as in effect on the date hereof, or (B) make optional prepayments of principal or interest or redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose;"

     (b) Section 9 of the Loan Agreement is hereby amended by inserting a new clause 9.24 therein to read as follows:

     "Minimum Amount of Excess Availability, Cash and Cash Equivalents. If the Leverage Ratio of Parent and its Subsidiaries (on a consolidated basis) as of the last day of each calendar month commencing with the month ending February 28, 2006, is greater than 3.00:1.00, then the Borrowers shall cause the sum of Excess Availability and the aggregate amount of all cash and Cash Equivalents maintained in the Borrowers' deposit accounts located in the United States and Canada to equal or exceed $7,500,000."

     5. EBITDA. Schedule 1.38 to the Loan Agreement is hereby deleted in its entirety and replaced with the revised Schedule 1.38 attached hereto.

     6. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment No. 1 Effective Date"):

     (a) The Working Capital Loan Agreement shall have been amended (i) to modify the definitions of 'Availability Block' and 'Excess Availability' in a manner acceptable to the Agent; (ii) to reflect the amended and restated Section 9.9(i) set forth in Section 4(a) hereof; and (iii) to authorize the Working Capital Agent to file those certain Mortgages pursuant to Section 7 below.

     (b) The representations and warranties of the Borrowers and Guarantors contained herein and in the other Financing Agreements shall be true and correct on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, and no Default or Event of Default shall have occurred after giving effect to this Amendment.

     (c) The Agent shall have received counterparts of this Amendment which bears the signatures of each Borrower, each Guarantor, the Agent and the Lenders.

     (d) The Borrowers shall have paid to the Agent, for the account of the Lenders, an amendment fee equal to $500,000 such fee to be distributed pro rata among the Lenders.

     (e) The Borrowers shall have paid all fees and expenses of the Agent related to this Amendment and the administration of the Loan Agreement and the other Financing Agreements, including without limitation the reasonable fees and expenses of Schulte Roth & Zabel LLP, counsel to the Agent.

     7. Post-Effective to Amendment. The obligation of the Lenders to continue to make the Loan is subject to the qualification that (a) within forty-five (45) days after the Amendment No.1 Effective Date, the Borrowers shall have delivered to the Working Capital Agent, Mortgages and title searches with respect to the Real Property of Parent located in each of Leola, Pennsylvania and Mansfield, Massachusetts and (b) within forty-five (45) days of any request by the Working Capital Agent therefor, Borrowers shall deliver to the Working Capital Agent a Mortgage and title search with respect to the Real Property of Parent located in Conyers, Georgia. The failure by the Borrowers and the Guarantors to perform or cause to be performed the foregoing obligations will constitute an Event of Default.

     8. Representations and Warranties. Each Borrower and Guarantor represents and warrants to the Agent and the Lenders as follows:

     (a) Each Borrower and Guarantor is a corporation or limited liability company, as the case may be, duly organized and in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation or limited liability company, as the case may be, and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.

     (b) The execution, delivery and performance of this Amendment and the performance by each Borrower and Guarantor of the Loan Agreement, as amended hereby, (i) are all within each Borrower's and Guarantor's organizational powers, (ii) have been duly authorized, (iii) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound and (iv) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor, except for liens in favor of Agent and Working Capital Agent.

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority which has not already been obtained is required in connection with the (i) due execution, delivery and performance by any Borrower or Guarantor of this Amendment or (ii) performance by each Borrower and Guarantor of the Loan Agreement, as amended hereby, or any Financing Agreements to which it is or will be a party.

     (d) Each of this Amendment and the Loan Agreement, as amended hereby, and the other Financing Agreements to which any Borrower or Guarantor is a party constitute the legal, valid and binding obligations of such Borrower or Guarantor enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

     (e) The representations and warranties contained herein, in Article VIII of the Loan Agreement and in each other Financing Agreements are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and no Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date after giving effect to this Amendment in accordance with its terms.

9.       Miscellaneous.  Except as otherwise expressly provided herein,

     (a) (i) The Loan Agreement and the other Financing Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment No. 1 Effective Date (A) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (B) all references in the other Financing Agreements to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, (ii) to the extent that the Loan Agreement or any other Financing Agreements purports to pledge to the Agent, or to grant to the Agent, a security interest in or lien on any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) except as expressly agreed to in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Financing Agreement, nor constitute an amendment of any provision of the Loan Agreement or any other Financing Agreement.

     (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     (c) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     (e) Each Borrower and each Guarantor hereby acknowledges and agrees that this Amendment constitutes a "Financing Agreement" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Borrower or a Guarantor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower or a Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     (f) This Amendment is not, and shall not be deemed to be, a waiver of, or a consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other noncompliance now existing or hereafter arising under the Loan Agreement and the other Financing Agreements, and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Financing Agreements, under applicable law or otherwise.

     10. Waiver of Jury Trial. THE BORROWERS, THE GUARANTORS, THE AGENT AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first above written.


AGENT AND LENDER                                             BORROWERS

ABLECO FINANCE LLC,                                       C&D TECHNOLOGIES, INC.
on behalf of itself and its Affiliate assigns
                                                          By:/s/ Robert T. Marley
                                                          -----------------------
By:/s/ Kevin Genda
------------------                                        Title:V.P. Treasurer
                                                          --------------------
Title: Senior Vice President
----------------------------

                                                          C&D TECHNOLOGIES (DATEL), INC.
LENDERS

LBC CREDIT PARTNERS, L.P.                                 By:/s/ Robert T. Marley
                                                          -----------------------

By:/s/ Christopher J. Calabrese                           Title:V.P. Treasurer
-------------------------------                           --------------------

Title: EVP
----------

                                                          C&D TECHNOLOGIES (CPS) LLC
LBC CREDIT PARTNERS PARALLEL, L.P.

                                                          By:/s/ Robert T. Marley
                                                          -----------------------
By:/s/ Christopher J. Calabrese
-------------------------------
                                                          Title:Treasurer
                                                          ---------------
Title: EVP
----------


FORTRESS CREDIT OPPORTUNITIES I LP


By: Fortress Credit Opportunities I GP LLC,
    its general partner


By:/s/ Constantine Dakolias
---------------------------

Title:Chief Credit Officer
--------------------------


GUARANTORS

C&D CHARTER HOLDINGS, INC.


By:/s/ Robert T. Marley
-----------------------

Title:V.P. Treasurer
--------------------


C&D DYNAMO CORP.


By:/s/ Robert T. Marley
-----------------------

Title:V.P. Treasurer
--------------------

DYNAMO ACQUISITION CORP.


By:/s/ Robert T. Marley
-----------------------

Title:V.P. Treasurer
--------------------


C&D INTERNATIONAL INVESTMENT HOLDINGS INC.


By:/s/ Robert T. Marley
-----------------------

Title:V.P. Treasurer
--------------------


DATEL HOLDING CORPORATION


By:/s/ Robert T. Marley
-----------------------

Title:Treasurer
---------------

                                 Schedule 1.38


                                  See Attached

                                 Schedule 1.38
                                 -------------


Adjustments to EBITDA


Cash Expense  directly  related to any announced  closure of a plant or business classified as a  discontinued  operation for  restructuring  charges incurred prior to March 31, 2007................................................................ $8,750,000

Severance Costs in fiscal 2006 ........................................................ $2,500,000

Inventory write down in PED related to RoHS which occurred in the quarter ended
October 31, 2005....................................................................... $2,400,000

Inventory write down for the quarter ended January 31, 2006 ........................... $1,000,000

Executive Severance Costs charged to the Power Systems Division and incurred prior to April 30, 2006................................................................ $  500,000
